LONG-TERM DEBT	9 Months Ended
Sep. 30, 2020
Debt Disclosure [Abstract]
LONG-TERM DEBT

NOTE 10 — LONG-TERM DEBT

In connection with the reverse recapitalization, the Company entered into a new Note Purchase Agreement (the “Term Loan”) dated as of February 3, 2020, for the purposes of, among other things, (i) financing the reverse recapitalization, (ii) financing the acquisitions of Flagler and Liftech; and (iii) providing for the repayment and refinance of a portion of the Company’s prior existing debt.

Notes Payable — Senior Lien Holder

On December 27, 2017, the Company entered into a Note Purchase Agreement (the “Prior Note Purchase Agreement”) with a lender with an initial note commitment of $40 million, plus an additional delayed draw note commitment of $20 million. On April 31, 2018 and July 31, 2018, the Company borrowed $3.5 million and $5 million, respectively, against the $20 million delayed draw commitment. On May 1, 2019, the Company borrowed an additional $11.5 million against the $20 million delayed draw commitment. The notes were subject to payment-in-kind (PIK) interest at 10% on any unpaid principal amount from the date of issue through repayment, with all PIK interest added to the outstanding principal. The balance at December 31, 2019 included the initial note commitment of $40 million and delayed draws totaling $20 million, plus PIK interest of approximately $11.2 million, accrued from the initial funding date through the end of the year. The note was secured by a second priority lien on substantially all of the assets of the Company, including a pledge of equity interests, and were to mature on June 27, 2023. In connection with the December 27, 2017 note, warrants were issued enabling the purchase of 25% of the common units outstanding on a fully diluted basis at $0.01 per warrant unit.

On February 14, 2020, in connection with the reverse recapitalization and in conjunction with entering into the Amended and Restated Credit Agreement and Term Loan, the Company repaid this note payable in full, completely discharging the Company of any obligations to the lender.

Subordinated Debt

On December 27, 2017, the Company entered into notes payable to former shareholders of Alta Equipment Company, Inc., the Company’s former parent Company. The notes were unsecured, were subject to interest at 5%, with rights subordinated to the first lien lender and second lien lender. During the term of the notes, the Company paid holders’ semi-annual installments of accrued interest but maintained the option to capitalize such accrued interest amounts into the principal sum of each note. The notes were to mature December 2027.

On February 14, 2020, in connection with the reverse recapitalization, and in conjunction with entering into the Amended and Restated Credit Agreement and Term Loan, the Company repaid in full the subordinated debt to the former shareholders of Alta Equipment Company and terminated all commitments and discharged all guarantees related to those agreements. As of September 30, 2020, the Company has no subordinated debt on its Consolidated Balance Sheet.

Term Loan

On February 14, 2020, the Company entered into a Note Purchase Agreement which comprised of a term loan in an aggregate principal amount of $155.0 million with its second priority lien lender through syndication, with an initial maturity date of August 2025. In connection with the new Term Loan, the Company retired the Prior Note Purchase Agreement. The term loan is payable, at the lender’s option, in quarterly installments of $1.9 million plus interest at LIBOR plus 8%. As of September 30, 2020, the effective interest rate was 9.8%. The Term loan is collateralized by substantially all assets of the Company.

As of September 30, 2020, outstanding borrowings under the term loan were $151.1 million, which included $6.9 million deferred financing costs and original issue discounts.

Notes Payable — OEM Captive Lender

On May 9, 2014, the Company entered into a Master Note Agreement with an OEM captive lender. These notes were payable in monthly installments, with interest ranging from 3.29% to 4.99%. The notes were secured by the specific assets financed and were to mature at various dates through October 2024.

On February 14, 2020, in connection with the reverse recapitalization, the Company repaid in full the balance of the notes payable to the OEM captive lender. As of September 30, 2020, there were no notes payable to an OEM captive lender on our Consolidated Balance Sheet.

Extinguishment of Debt

In accordance with ASC Topic No. 470-50, “Debt – Modifications and Extinguishments” (Topic No. 470), the transactions noted above were determined to be an extinguishment of the existing debt and an issuance of new debt. As a result, the Company recorded a loss on the extinguishment of debt in the amount of $7.6 million in the line item “Loss on Extinguishment of Debt” in its Consolidated Statements of Operations. Of the $7.6 million loss on the extinguishment of debt, $3.9 million represented early call premiums that the Company paid to the holders of its Senior Lien Notes and OEM Captive Lender as a result of repurchasing both notes prior to their maturity. The remaining balance represented the write off of deferred financing fees related to the extinguishment of these debt facilities.

The Company’s long-term debt consists of the following (amounts in millions):

	September 30,	December 31,
	2020	2019
Term Loan	$151.1	$—
Senior lien holder	—	71.2
OEM captive lender	—	14.8
Subordinated debt	—	6.7
First lien lender — term loan	—	4.3

Subtotal	$151.1	$97.0
Unamortized debt issuance costs	(2.0)	(2.5)
Debt discount	(4.9)	(0.9)

Total debt	$144.2	$93.6
Less: Current maturities of long-term debt, net	(7.8)	(7.1)

Long-term debt, net	$136.4	$86.5

As of September 30, 2020, the Company was in compliance with the financial covenants set forth in its debt agreements.

Promissory Note

On June 12, 2020, the Company entered into an unsecured promissory note for $1.0 million at an interest rate of 6.0% on the unpaid principal sum in connection with the PeakLogix acquisition. The promissory note is due one year from the date of the acquisition. Due to the short-term nature of the note, the liability was included in “Other current liabilities” on the Consolidated Balance Sheet as of September 30, 2020.

Notes Payable — Non-Contingent Consideration

The Company acquired all the assets of PeakLogix on June 12, 2020. Pursuant to the purchase agreement, Sellers are entitled to additional cash payments of a minimum of $2.0 million through-out 5-year earn-out period. As of September 30, 2020, the Company recorded a $1.7 million liability related to present value of these minimum cash payments using a market participant discount rate. This additional future liability is recorded as non-contingent liability in “Other liabilities” on the Consolidated Balance Sheet. See Note 14, Fair Value Instruments and Note 15, Business Combinations for further information.